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Scudder High Income Trust

Semiannual Report

May 31, 2002

Contents

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Dividend Reinvestment Plan

<Click Here> Shareholder Meeting Results

<Click Here> Investment Products and Services

<Click Here> Account Management Resources

<Click Here> Privacy Statement

	NYSE Symbol	CUSIP Number
Scudder High Income Trust	KHI	811153-105

On April 5, 2002, Zurich Scudder Investments (ZSI) was acquired by Deutsche Bank. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc.

Deutsche Asset Management is the marketing name in the United States for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Performance Summary May 31, 2002

Average Annual Total Returns
	6-Month	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	3.73%	-2.23%	-2.71%	.91%	6.21%
Based on Market Price	2.15%	-.61%	5.08%	4.59%	8.40%

Net Asset Value and Market Price
	As of 5/31/02	As of 11/30/01
Net Asset Value	$ 5.53	$ 5.62
Market Price	$ 7.19	$ 7.42

Distribution Information
Six Months: Income Dividends	$ 0.38
May Income Dividend	$ 0.0615
Current Annualized Distribution Rate (based on Net Asset Value)+	13.35%
Current Annualized Distribution Rate (based on Market Price)+	10.26%

a Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on May 31, 2002. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Market price, distribution rates, net asset value and returns are historical and will fluctuate and do not guarantee future results. Additional information concerning performance is contained in the Financial Highlights appearing at the end of this report.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Economic Overview

Dear Shareholder:

Economic recovery is continuing, but at a more moderate pace than earlier in the year.

It appears that a rebound in corporate profits is underway. Unit labor costs - the main squeeze on profits in the past few years - are falling, allowing firms to restore profit margins. And increased profits will eventually provide firms the wherewithal to finance renewed capital spending. That, together with sustained consumer expenditures and an acceleration in government outlays, should be sufficient to shift final demand into higher gear during the second half of this year.

For the moment, though, demand remains steady but unspectacular, and the Federal Reserve is consequently wary of raising interest rates. We don't believe that the central bank will raise short-term interest rates until the economic recovery shifts to a more self-sustained, demand-led phase. At a minimum, the Fed will want to see more concrete signs of a revival in business investment and much greater improvement in the labor markets before raising rates. We expect this evidence to emerge gradually in the second half of the year, and then continue to solidify in 2003. As a result, we see the federal funds rate rising from its current 1.75 percent to about 2.50 percent by the end of this year, and then to 4.50 percent by the end of 2003.

How will this affect the fixed-income markets? Short-term interest rates will probably remain steady until more convincing signs of economic acceleration appear. That is unlikely before late summer. Then, once the Fed's rate-reversal process begins, short- and intermediate-term rates will rise, and continue to do so throughout the Fed's tightening process. Longer-term rates probably won't rise much, though, given that inflation is likely to remain tame.

The increase in profits we envision should obviously help equities, but markets already seem to be pricing in a sizable improvement in earnings. Further, equity valuations remain high. On balance, we expect annualized equity returns of 5 percent to 8 percent - better than in 2000 and 2001, but well below the average annual returns seen during the past few decades, and closer to what will likely be the long-term sustainable trend going forward.

Economic Guideposts Data as of 5/31/02
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	U.S. Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in U.S. consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

Internationally, the outlook is about the same. Economic activity decelerated in virtually all major economies, almost in unison with the United States, in the second half of 2000 and in 2001. But as signs of recovery began to emerge domestically, they did so internationally as well.

Everyone interested in the investment implications of a recession and recovery asks, "Where is the low point?" But investors shouldn't try to look for the bottom, because no one can ever accurately predict that. The key is to pick the trends that will tell you in which direction the economy and markets are going. And now the direction is up. Although diversification does not eliminate the risk of potential loss, a diversified portfolio is now, as always, a good idea.

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of May 23, 2002, and may not actually come to pass.

Portfolio Management Review

In the following interview, Scudder High Income Trust's portfolio management team discusses the recent market environment for high-yield bonds and the Trust's performance during the period. Harry Resis managed the Trust through May 2002. Andrew Cestone assumed the role of lead portfolio manager after April 8, 2002.

Q: How did the bond market and specifically high-yield securities perform in the six-month period ended May 31, 2002?

A: The bond market generally outperformed equities. The Lehman Brothers Aggregate Bond Index1 returned 2.25 percent, while the S&P 5002 lost 5.69 percent. High-yield issues delivered solid results during the period but proved to be volatile as well.

1 The Lehman Brothers Aggregate Bond Index is a total return index including fixed-rate debt issues rated investment grade or better. It contains government, corporate and mortgage securities and is generally considered representative of the market for investment-grade bonds as a whole.
2 The S&P 500 index is an unmanaged index widely regarded as representative of the equity market in general.
It is not possible to invest directly in an index.

Q: How did Scudder High Income Trust perform during the six-month period ended May 31, 2002?

A: Scudder High Income Trust delivered strong results in the period. On a market price basis, the Trust returned 2.15 percent. The Trust's 3.73 percent return on a net asset value basis ranked it as the fourth best-performing fund in the Lipper High Current Income Funds (Leveraged) category, which included 27 funds in the six-month period ended May 31, 2002. That return strongly outperformed the category's average return of 2.52 percent.

Q: Will you review the fund's current investment strategy?

A: We manage all of our portfolios based on the premise that the most consistent way to add value in the fixed-income markets is through a bottom-up and relative value approach. The investment approach is based on total return, a combination of income generation and capital appreciation. Portfolios are made up of securities that the team finds to be undervalued or that are issued by companies identified as having improving fundamentals.

Q: How was Scudder High Income Trust positioned during the period, and how did that positioning contribute to performance?

A: During the end of 2001's fourth quarter and throughout much of 2002's first quarter, high-yield bonds showed significant improvement, as expectations of economic recovery drove investors to take on more risk. In the first quarter, high-yield bonds outperformed other areas of the bond market, including U.S. Treasury bonds, investment-grade corporate bonds and municipal bonds. And high-yield spreads, or the difference in yield between high-yield bonds and U.S. Treasury bonds, tightened in both 2001's fourth quarter and 2002's first quarter. During this time, the Trust was aided by its overweight in lower-quality high-yield bonds, primarily those that were rated B or lower.

The high-yield market, as well as the Trust, lost some ground in April and May 2002. The market was weighed down during this time because of continued concerns about corporate accounting practices, unrest in the Middle East and fears that the U.S. economic rebound might not be as strong as previously expected. As a result, investor interest in high-yield issues decreased in recent months, as investors sought out lower-risk investment options, such as U.S. Treasury bonds. An increase in the number of new high-yield issues coming into the market also increased supply and hurt performance. Supply will likely rise further as some formerly investment-grade corporate bonds see their ratings drop into high-yield territory, for a variety of reasons, such as concerns about corporate accounting irregularities.

Q: How are you positioning Scudder High Income Trust for the road ahead?

A: We remain interested in adding to our exposure to B-rated securities, as we believe they will be attractive over the long term. As yet, we have not found as many B-rated issues as we would like that meet our stringent credit selection criteria. However, an increasing number of new bonds are expected to be issued in the high-yield market in upcoming months, and some of those issues may meet our investment criteria.

While we select our holdings based on the fundamental value and attractiveness of each individual issue, we have found a few areas of the market to be more attractive than others in recent months. For instance, we have recently purchased new issues in transportation, food and tobacco, technology and packing industries. We have also decreased our exposure to home-building companies, as we believe that valuations of such issues have become too high and because of concerns that consumer spending and home buying may slow in the future.

Q: In light of the high rate of defaults in 2001, what are your expectations for high-yield defaults?

A: Within our portfolio, we have generally experienced fewer defaults than the market average. We continue to monitor each of our issues closely for any deterioration in fundamentals. Overall, defaults in the high-yield market are expected to decline, according to Moody's Investors Service. Moody's is predicting a default rate of about 8 percent by December, and our team tends to agree with that assessment. The market is generally indicating that more telecommunication companies will likely default in upcoming months. However, telecommunication companies' portion of the high-yield bond market has already significantly decreased in size, as more and more companies have defaulted and as their prices have fallen precipitously.

Q: What is your overall market outlook?

A: We expect that a recovery in the U.S. market will continue, albeit at a much slower rate than in the first quarter of 2002. Still, with a recovery underway, we are looking for opportunities to invest in lower-rated issues. We expect that the high-yield market will remain volatile, with risk skewing to the downside possibly until later in the year, as concerns remain about corporate accounting irregularities, terrorist events and Middle East conflict. However, in the long term, it is likely that high-yield spreads will continue to tighten over the next 12 months, barring a double-dip recession, terrorist acts or war in the Middle East.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary May 31, 2002

Asset Allocation	5/31/02	11/30/01

Corporate Bonds	84%	85%
Foreign Bonds	9%	6%
U.S. Government Obligations	4%	6%
Asset Backed	2%	1%
Convertible Bonds	1%	-
Cash and Equivalents	-	2%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	5/31/02	11/30/01

Consumer Discretionary	20%	19%
Manufacturing	20%	19%
Communications	11%	17%
Media	9%	14%
Energy	6%	7%
Service Industries	4%	4%
Utilities	3%	2%
Durables	3%	2%
Other	24%	16%
	100%	100%

Quality	5/31/02	11/30/01

AAA	6%	7%
BBB	10%	7%
BB	25%	23%
B	50%	61%
Below B	8%	1%
Not rated	1%	1%
	100%	100%

Interest Rate Sensitivity	5/31/02	11/30/01

Average Maturity	6.1 years	7.2 years
Duration	4.5 years	5.2 years

Asset Allocation, Sector Diversification, Quality and Interest Rate Sensitivity are subject to change.

For more complete details about the fund's investment portfolio, see page 12. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of May 31, 2002 (Unaudited)

	Principal Amount ($)	Value ($)
Corporate Bonds 111.2%
Communications 14.4%
Adelphia Communications Corp.:
7.75%, 1/15/2009	270,000	194,400
7.875%, 5/1/2009	110,000	78,650
8.125%, 7/15/2003	330,000	240,900
10.25%, 6/15/2011	225,000	164,235
10.875%, 10/1/2010	435,000	315,375
Airgate PCS, Inc., Step-up Coupon, 0% to 10/1/2004, 13.5% to 10/1/2009	1,330,000	824,600
Alamosa Holdings, Inc., Step-up Coupon, 0% to 2/15/2005, 12.875% to 2/15/2010	300,000	138,000
Allegiance Telecom, Inc., Series B, Step-up Coupon, 0% to 2/15/2003, 11.75% to 2/15/2008	780,000	93,600
American Tower Corp., 9.375%, 2/1/2009	2,820,000	1,945,800
Avaya, Inc., 11.125%, 4/1/2009	510,000	504,900
Celcaribe SA, 14.5%, 3/15/2004	570,000	438,900
Century Communications Corp.:
Series B, Zero Coupon, 1/15/2008	205,000	79,950
8.375%, 11/15/2017	165,000	115,500
8.75%, 10/1/2007	710,000	497,000
8.875%, 1/15/2007	115,000	80,500
9.5%, 3/1/2005	325,000	230,750
Crown Castle International Corp.:
9.375%, 8/1/2011	230,000	185,150
Step-up Coupon, 0% to 11/15/2002, 10.625% to 11/15/2007	1,970,000	1,674,500
FairPoint Communications, Inc.:
Series B, 9.5%, 5/1/2008	95,000	83,600
12.5%, 5/1/2010	1,085,000	1,052,450
ICG Holdings, Inc., 13.5%, 9/15/2005*	2,880,000	115,200
Impsat Fiber Networks Corp., 12.375%, 6/15/2008*	1,945,000	58,350
iPCS, Inc., Step-up Coupon, 0% to 7/15/2005, 14.0% to 07/15/2010	120,000	63,600
Level 3 Communications, Inc., 11.0%, 3/15/2008	100,000	48,500
MGC Communications, Inc., 13.0%, 10/1/2004	1,530,000	612,000
Nextel Communications, Inc., 9.375%, 11/15/2009	2,810,000	1,826,500
Nextlink Communications, Inc.:
12.5%, 4/15/2006*	230,000	21,275
Step-up Coupon, 0% to 6/1/2004, 12.25% to 6/1/2009*	2,300,000	138,000
Panamsat Corp., 8.5%, 2/1/2012	1,160,000	1,162,900
Price Communications Wireless, 9.125%, 12/15/2006	1,630,000	1,703,350
Qwest Capital Funding, Inc.:
7.0%, 8/3/2009	870,000	659,554
7.25%, 2/15/2011	1,100,000	838,955
Qwest Corp., 5.625%, 11/15/2008	305,000	257,725
Rural Cellular Corp., 9.75%, 1/15/2010	1,140,000	755,250
SBA Communications Corp.:
10.25%, 2/1/2009	1,190,000	838,950
Step-up Coupon, 0% to 3/1/2003, 12.0% to 3/1/2008	550,000	352,000
Sinclair Broadcast Group, 8.75%, 12/15/2011	860,000	890,100
Spectrasite Holdings, Inc., Step-up Coupon, 0% to 7/15/2003, 12.0% to 7/15/2008	2,375,000	878,750
Sprint Capital Corp., 8.375%, 3/15/2012	300,000	296,117
Telecorp PCS, Inc., Step-up-Coupon, 0% to 4/15/2004, 11.625% to 4/15/2009	169,000	150,410
Teligent, Inc., Series B, Step-up Coupon, 0% to 3/1/2003, 11.5% to 3/1/2008*	775,000	78
Tritel PCS, Inc., Step-up Coupon, 0% to 5/15/2004, 12.75% to 5/15/2009	1,670,000	1,477,950
Triton PCS, Inc., Step-up Coupon, 0% to 5/1/2003, 11.0% to 5/1/2008	2,125,000	1,790,313
TSI Telecommunication Services, Inc., 12.75%, 2/1/2009	125,000	121,875
US Unwired, Inc., Series B, Step-up Coupon, 0% to 11/1/2004, 13.375% to 11/1/2009	120,000	72,000
WorldCom, Inc.:
6.95%, 8/15/2028	105,000	40,425
7.375%, 1/15/2003	435,000	382,800
8.25%, 5/15/2031	110,000	47,300
		24,538,987
Construction 3.8%
Dimac Corp., 12.5%, 10/1/2008*	1,420,000	14,200
Georgia-Pacific Corp., 8.125%, 5/15/2011	525,000	514,317
KB Home, 8.625%, 12/15/2008	780,000	809,250
Lennar Corp., 9.95%, 5/1/2010	1,400,000	1,571,500
Nortek, Inc., 9.125%, 9/1/2007	520,000	531,700
Ryland Group, Inc., 9.75%, 9/1/2010	630,000	693,000
Schuler Homes, Inc., 10.5%, 7/15/2011	820,000	891,750
Standard Pacific Corp., 8.5%, 4/1/2009	290,000	295,075
Toll Corp.:
7.75%, 9/15/2007	150,000	148,500
8.125%, 2/1/2009	100,000	101,250
8.75%, 11/15/2006	130,000	133,738
WCI Communities, Inc.:
9.125%, 5/1/2012	230,000	236,900
10.625%, 2/15/2011	560,000	602,000
		6,543,180
Consumer Discretionary 26.4%
Advantica Restaurant Co., 11.25%, 1/15/2008	625,815	488,136
AFC Enterprises, Inc., 10.25%, 5/15/2007	3,250,000	3,424,688
American Achievement Corp., 11.625%, 1/1/2007	430,000	449,350
Ameristar Casino, Inc., 10.75%, 2/15/2009	1,070,000	1,177,000
Avondale Mills, Inc., 10.25%, 5/1/2006	1,840,000	1,748,000
Boca Resorts, Inc., 9.875%, 4/15/2009	2,890,000	2,969,475
Choctaw Resort Development Enterprises, 9.25%, 4/1/2009	890,000	923,375
Cinemark USA, Inc., 8.5%, 8/1/2008	200,000	193,000
DIMON, Inc., Series B, 9.625%, 10/15/2011	370,000	392,200
Eldorado Resorts LLC, 10.5%, 8/15/2006	770,000	745,938
Finlay Enterprises, Inc., 9.0%, 5/1/2008	190,000	182,400
Finlay Fine Jewelry Corp., 8.375%, 5/1/2008	800,000	778,000
Guitar Center Management, 11.0%, 7/1/2006	1,324,000	1,362,065
Hasbro, Inc., 8.5%, 3/15/2006	300,000	313,500
Herbst Gaming, Inc., 10.75%, 9/1/2008	130,000	139,100
Hines Horticulture, Inc., Series B, 12.75%, 10/15/2005	1,494,000	1,529,483
HMH Properties, Inc.:
Series B, 7.875%, 8/1/2008	340,000	329,800
8.45%, 12/1/2008	3,460,000	3,468,650
Horseshoe Gaming LLC, 9.375%, 6/15/2007	810,000	848,637
Imperial Home Decor Group, Inc., Series B, 11.0%, 3/15/2008*	680,000	680
International Game Technology, 8.375%, 5/15/2009	2,400,000	2,535,000
Krystal, Inc., 10.25%, 10/1/2007	2,520,000	1,940,400
Mandalay Resort Group, 10.125%, 3/1/2012	430,000	447,200
MGM Mirage, Inc.:
8.5%, 9/15/2010	2,980,000	3,181,162
9.75%, 6/1/2007	1,660,000	1,786,575
Mohegan Tribal Gaming Authority:
8.0%, 4/1/2012	100,000	100,250
8.375%, 7/1/2011	560,000	574,000
8.75%, 1/1/2009	830,000	864,238
National Vision, Inc., 12.0%, 3/30/2009	1,754,338	1,385,927
Park Place Entertainment, Inc., 9.375%, 2/15/2007	2,250,000	2,368,125
Perkins Finance LP, 10.125%, 12/15/2007	1,330,000	1,331,663
Restaurant Co., Step-up Coupon, 0% to 5/15/2003, 11.25% to 5/15/2008	1,222,013	1,136,472
Russell Corp., 9.25%, 5/1/2010	510,000	535,500
Sealy Mattress Co., Series B, Step-up Coupon, 0% to 12/15/2002, 10.875% to 12/15/2007	2,890,000	2,926,125
Six Flags, Inc., 9.5%, 2/1/2009	920,000	952,200
Station Casinos, Inc.:
9.75%, 4/15/2007	380,000	395,010
9.875%, 7/1/2010	130,000	139,750
Venetian Casino Resort LLC, 11.0%, 6/15/2010	880,000	911,900
		44,974,974
Consumer Staples 3.0%
Collins & Aikman Floor Cover, 9.75%, 2/15/2010	240,000	251,100
Doane Pet Care Co., 9.75%, 5/15/2007	625,000	555,469
Dyersburg Corp., Series B, 9.75%, 9/1/2007*	790,000	790
Elizabeth Arden, Inc., Series B, 11.75%, 2/1/2011	395,000	405,863
Fleming Companies, Inc., 10.125%, 4/1/2008	1,220,000	1,293,200
Jafra Cosmetics International, Inc., 11.75%, 5/1/2008	1,050,000	1,092,000
Salton, Inc.:
10.75%, 12/15/2005	200,000	203,000
12.25%, 4/15/2008	1,120,000	1,187,200
Smithfield Foods, Inc., 8.0%, 10/15/2009	110,000	111,925
		5,100,547
Durables 3.4%
Asbury Automotive Group, 9.0%, 6/15/2012	260,000	260,000
DeCrane Aircraft Holdings, Inc., 12.0%, 9/30/2008	1,440,000	1,324,800
Fairchild Corp., 10.75%, 4/15/2009	790,000	475,975
Goodyear Tire & Rubber Co., 7.857%, 8/15/2011	405,000	386,744
Sonic Automotive, Inc., 11.0%, 8/1/2008	250,000	266,250
United Rentals, Inc.:
Series B, 9.0%, 4/1/2009	3,080,000	3,126,200
10.75%, 4/15/2008	250,000	275,625
		6,115,594
Energy 7.4%
Allegheny Energy Supply, 8.25%, 4/15/2012	240,000	250,593
Avista Corp., 9.75%, 6/1/2008	410,000	446,103
Chesapeake Energy Corp., 8.125%, 4/1/2011	590,000	590,000
Continental Resources, Inc., 10.25%, 8/1/2008	340,000	306,000
Edison Mission Energy, 7.73%, 6/15/2009	180,000	168,300
EOTT Energy Partners, 11.0%, 10/1/2009	950,000	750,500
Key Energy Services, Inc., 14.0%, 1/15/2009	287,000	330,050
Nuevo Energy Co., 9.375%, 10/1/2010	1,260,000	1,272,600
Parker Drilling Co., Series AI, 10.125%, 11/15/2009	1,500,000	1,590,000
Pen Holdings, Inc., Series B, 9.875%, 6/15/2008*	50,000	15,438
Petro Stopping Centers, 10.5%, 2/1/2007	1,490,000	1,437,850
Pioneer Natural Resource, 7.5%, 4/15/2012	110,000	110,418
Pride International, Inc., 10.0%, 6/1/2009	980,000	1,058,400
Southwest Gas Corp., 7.625%, 5/15/2012	270,000	274,085
Stone Energy Corp.:
8.25%, 12/15/2011	690,000	700,350
8.75%, 9/15/2007	540,000	556,200
Swift Energy Co., 10.25%, 8/1/2009	70,000	71,050
Tesoro Petroleum Corp.:
Series B, 9.625%, 11/1/2008	260,000	241,800
9.625%, 4/1/2012	115,000	106,375
Transocean, Inc., 9.5%, 12/15/2008	460,000	542,365
Trico Marine Services, Inc., 8.5%, 8/1/2005	610,000	630,588
Triton Energy Ltd., 8.875%, 10/1/2007	670,000	736,163
Westport Resources Corp., 8.25%, 11/1/2011	440,000	453,200
		12,638,428
Financial 0.6%
CIT Group, Inc., 7.375%, 4/2/2007	210,000	214,835
Corrections Corp. of America, 9.875%, 5/1/2009	365,000	377,775
Eaton Vance Corp. "C" , 13.68%, 7/15/2012	2,300,000	230,000
FRD Acquisition, Series B, 12.5%, 7/15/2004*	180,000	22,275
Vicap SA, 11.375%, 5/15/2007	110,000	107,800
		952,685
Health 3.5%
Dade International, Inc., Series B, 11.125%, 5/1/2006*	370,000	385,263
Hanger Orthopedic Group, Inc., 10.375%, 2/15/2009	360,000	382,050
Healthsouth Corp.:
7.0%, 6/15/2008	835,000	809,950
7.625%, 6/1/2012	505,000	505,727
IASIS Healthcare Corp., 13.0%, 10/15/2009	610,000	648,125
Insight Health Services, Series B, 9.875%, 11/1/2011	650,000	669,500
Magellan Health Services, Inc., 9.0%, 2/15/2008	1,000,000	775,000
Mariner Post-Acute Network, Inc.:
10.5%, 8/1/2006	610,000	578,738
Series B, Step-up Coupon, 0% to 11/1/2002, 10.5% to 11/1/2007	2,520,000	12,600
Res-Care, Inc., 10.625%, 11/15/2008	215,000	202,369
Sybron Dental Specialties, Inc., 8.125%, 6/15/2012	185,000	187,313
Vanguard Health Systems, Inc., 9.75%, 8/1/2011	850,000	888,250
		6,044,885
Manufacturing 25.8%
Atlantis Group, Inc., 11.0%, 2/15/2003	875,000	866,250
Berry Plastics Corp., 12.25%, 4/15/2004	2,900,000	2,921,750
BPC Holdings Corp., 12.5%, 6/15/2006	1,308,709	1,380,688
Congoleum Corp., 8.625%, 8/1/2008	580,000	469,800
CSK Auto, Inc., 12.0%, 6/15/2006	500,000	537,500
Dana Corp.:
9.0%, 8/15/2011	500,000	503,750
10.125%, 3/15/2010	150,000	157,875
Day International Group, Inc., 11.125%, 6/1/2005	1,390,000	1,405,638
Delco Remy International, Inc., 10.625%, 8/1/2006	510,000	461,550
Eagle-Picher Industries, Inc., 9.375%, 3/1/2008	865,000	717,950
Equistar Chemicals LP:
8.75%, 2/15/2009	2,210,000	2,052,820
10.125%, 9/1/2008	970,000	953,025
Ferro Corp., 9.125%, 1/1/2009	245,000	260,238
Flowserve Corp., 12.25%, 8/15/2010	988,000	1,116,440
Foamex LP, 13.5%, 8/15/2005	910,000	937,300
Fonda Group, 9.5%, 3/1/2007	1,330,000	1,130,500
Fort James Corp., 6.875%, 9/15/2007	525,000	505,637
Grove Holdings LLC, Step-up Coupon, 0% to 5/1/2003, 11.625% to 5/1/2009*	180,000	900
Grove Investors, Inc., 14.5%, 5/1/2010*	537,303	0
GS Technologies Operating Co., Inc.:
12.0%, 9/1/2004*	563,097	81,649
12.25%, 10/1/2005*	1,430,000	64,350
Hayes Lemmerz International, Inc., 11.875%, 6/15/2006*	560,000	425,600
Hayes Wheels International, Inc., 11.0%, 7/15/2006*	1,990,000	218,900
Hercules, Inc., 11.125%, 11/15/2007	100,000	112,125
ISP Chemco, Inc., Series B, 10.25%, 7/11/2011	570,000	604,913
ISP Holdings, Inc., 10.625%, 12/15/2009	670,000	690,938
Kansas City Southern Railway, 9.5%, 10/1/2008	55,000	59,469
Knoll, Inc., 10.875%, 3/15/2006	595,000	595,744
Louisiana Pacific Corp., 10.875%, 11/15/2008	475,000	528,438
Lyondell Chemical Co.:
9.5%, 12/15/2008	1,275,000	1,230,375
9.875%, 5/1/2007	330,000	323,400
Millennium America, Inc.:
7.0%, 11/15/2006	255,000	242,250
7.625%, 11/15/2026	55,000	45,238
9.25%, 6/15/2008	1,380,000	1,428,300
Motors and Gears, Inc., 10.75%, 11/15/2006	560,000	534,800
Navistar International Corp., 9.375%, 6/1/2006	770,000	806,575
NL Industries, Inc., 11.75%, 10/15/2003	4,418,000	4,418,000
Nmhg Holding Co., 10.0%, 5/15/2009	200,000	205,000
OM Group, Inc., 9.25%, 12/15/2011	520,000	542,100
Owens-Brockway, 8.875%, 2/15/2009	1,510,000	1,562,850
Plainwell, Inc., Series B, 11.0%, 3/1/2008*	590,000	5,900
Plastipak Holdings Inc, 10.75%, 9/1/2011	480,000	525,600
Resolution Performance Products LLC, 13.5%, 11/15/2010	140,000	157,500
Riverwood International Corp., 10.875%, 4/1/2008	2,545,000	2,646,800
Samsonite Corp., 10.75%, 6/15/2008	505,000	429,250
Stone Container Corp., 9.75%, 2/1/2011	1,330,000	1,424,763
Tenneco Automotive, Inc., 11.625%, 10/15/2009	125,000	106,875
Terex Corp.:
8.875%, 4/1/2008	330,000	339,900
Series B, 10.375%, 4/1/2011	1,520,000	1,664,400
Terra Capital, Inc., 12.875%, 10/15/2008	1,400,000	1,442,000
Terra Industries, Inc., 10.5%, 6/15/2005	630,000	560,700
Texas Petrochemicals Corp., 11.125%, 7/1/2006	850,000	698,063
U.S. Can Corp., Series B, 12.375%, 10/1/2010	1,890,000	1,649,025
Venture Holdings, 9.5%, 7/1/2005	100,000	80,500
Xerox Corp.:
5.5%, 11/15/2003	505,000	467,125
9.75%, 1/15/2009	825,000	762,094
		44,061,120
Media 11.9%
American Lawyer Media, Inc., 9.75%, 12/15/2007	1,490,000	1,085,838
Avalon Cable Holding Finance, Step-up Coupon, 0% to 12/1/2003, 11.875% to 12/1/2008	910,000	746,200
Charter Communications, Inc.:
8.25%, 4/1/2007	265,000	229,225
10.0%, 5/15/2011	130,000	114,075
Step-up Coupon, 0% to 1/15/2005, 11.75% to 1/15/2010	130,000	83,850
Step-up Coupon, 0% to 1/15/2006, 13.5% to 1/15/2011	450,000	272,250
Step-up Coupon, 0% to 5/15/2006, 11.75% to 5/15/2011	320,000	173,600
Clear Channel Communication, Inc., 8.0%, 11/1/2008	940,000	979,950
CSC Holdings, Inc.:
7.875%, 12/15/2007	100,000	96,281
9.875%, 2/15/2013	840,000	833,700
10.5%, 5/15/2016	1,965,000	1,994,475
EchoStar DBS Corp., 9.25%, 2/1/2006	3,110,000	3,125,550
Frontiervision LP, 11.0%, 10/15/2006	610,000	552,050
Insight Communications, Step-up Coupon, 0% to 2/15/2006, 12.25% to 2/15/2011	1,250,000	650,000
Interep National Radio Sales, Inc., 10.0%, 7/1/2008	1,800,000	1,584,000
Key3Media Group, Inc., 11.25%, 6/15/2011	235,000	122,200
Nextmedia Operating, Inc., 10.75%, 7/1/2011	440,000	465,850
NTL, Inc., Series B, 11.5%, 2/1/2006*	2,130,000	724,200
PRIMEDIA, Inc., 8.875%, 5/15/2011	780,000	608,400
Renaissance Media Group, Step-up Coupon, 0% to 4/15/2003, 10.0% to 4/15/2008, 0.0%, 4/15/2008	6,090,000	5,085,150
Transwestern Publishing:
Series F, 9.625%, 11/15/2007	500,000	525,000
Series B, Step-up Coupon, 0% to 11/15/2002, 11.875% to 11/15/2008	250,000	250,000
		20,301,844
Metals and Minerals 0.9%
Metals USA, Inc., 8.625%, 2/15/2008*	800,000	278,000
MMI Products, Inc., 11.25%, 4/15/2007	965,000	984,300
Oregon Steel Mills, Inc., 11.0%, 6/15/2003	110,000	109,725
Republic Technologies International LLC, 13.75%, 7/15/2009*	1,920,000	124,800
		1,496,825
Service Industries 4.9%
Allied Waste North America, Inc.:
Series B, 7.625%, 1/1/2006	1,160,000	1,133,900
8.5%, 12/1/2008	120,000	120,600
Series B, 10.0%, 8/1/2009	560,000	565,600
Avis Group Holdings, Inc., 11.0%, 5/1/2009	1,440,000	1,598,400
Coinmach Corp., 9.0%, 2/1/2010	1,620,000	1,682,775
Kindercare Learning Centers, Inc., 9.5%, 2/15/2009	920,000	921,150
La Petite Academy, Inc., 10.0%, 5/15/2008	1,800,000	918,000
Rent-A-Center, Inc., Series D, 11.0%, 8/15/2008	530,000	567,100
Service Corp. International, 6.0%, 12/15/2005	910,000	844,025
		8,351,550
Technology 0.7%
Seagate Technology Holdings, 8.0%, 5/15/2009	500,000	503,750
Solectron Corp., 9.625%, 2/15/2009	615,000	625,763
		1,129,513
Transportation 0.1%
Golden State Petroleum Transport, 8.04%, 2/1/2019	60,000	53,699
Petroleum Helicopters, 9.375%, 5/1/2009	130,000	135,200
		188,899
Utilities 4.4%
AES Corp., 9.375%, 9/15/2010	1,075,000	833,125
Calpine Corp.:
7.75%, 4/15/2009	740,000	614,200
7.875%, 4/1/2008	285,000	236,550
8.25%, 8/15/2005	580,000	509,675
8.5%, 5/1/2008	1,750,000	1,435,000
8.5%, 2/15/2011	233,000	191,060
8.625%, 8/15/2010	170,000	142,163
CMS Energy Corp.:
7.5%, 1/15/2009	375,000	348,750
8.5%, 4/15/2011	430,000	412,800
Plains Resources, Inc., 10.25%, 3/15/2006	1,500,000	1,537,500
TNP Enterprises, Inc., Series B, 10.25%, 4/1/2010	335,000	349,238
Western Resources, Inc.:
7.875%, 5/1/2007	515,000	522,102
9.75%, 5/1/2007	310,000	304,963
		7,437,126
Total Corporate Bonds (Cost $216,671,902)		189,876,157
Foreign Bonds - U.S.$ Denominated 12.6%
Australis Holdings, 15.0%, 11/1/2002*	2,750,000	273
Bluewater Finance, Ltd., 10.25%, 2/15/2012	310,000	317,750
Call-Net Enterprises, Inc., 10.625%, 12/31/2008	174,192	66,193
Comcast UK Cable Partners Ltd., 11.2%, 11/15/2007	3,580,000	3,320,450
Conproca SA de CV, 12.0%, 6/16/2010	110,000	130,900
Diamond Cable Communications PLC, 10.75%, 2/15/2007*	1,115,000	351,225
Dolphin Telecom PLC, Series B, Step-up-Coupon, 14.0%, 5/15/2009*	2,000,000	200
Euramax International PLC, 11.25%, 10/1/2006	2,055,000	2,049,863
Fage Dairy Industry SA, 9.0%, 2/1/2007	190,000	182,400
Federative Republic of Brazil C Bond, 0.0%, 4/15/2014	387,894	291,163
Global Crossing Holdings Ltd.:
10.875%, 8/1/2007*	450,000	6,750
11.5%, 11/15/2006*	500,000	7,500
Global Telesystems, Inc.:
8.7%, 6/15/2008*	430,000	1,613
9.125%, 12/15/2007*	2,020,000	7,575
Grupo Iusacell SA de CV, 14.25%, 12/1/2006	1,080,000	1,031,400
Hurricane Hydrocarbons Ltd., 12.0%, 8/4/2006	580,000	585,800
Innova S de R.L., 12.875%, 4/1/2007	485,000	461,963
MetroNet Communications Corp.:
12.0%, 8/15/2007	360,000	43,200
Step-up Coupon, 0% to 11/1/2002, 10.75% to 11/1/2007	1,575,000	157,500
Step-up Coupon, 0% to 6/15/2003, 9.95% to 6/15/2008	410,000	41,000
Millicom International Cellular, 13.5%, 6/1/2006	2,520,000	1,411,200
Petroleum Geo-Services ASA, 7.125%, 3/30/2028	880,000	585,200
Philippine Long Distance Telephone, 11.375%, 5/15/2012	120,000	124,800
PTC International Finance BV, Step-up Coupon, 10.75%, 7/1/2007	1,660,000	1,676,600
PTC International Finance II, 11.25%, 12/1/2009	240,000	254,400
Rogers Cantel, Inc., 9.75%, 6/1/2016	1,965,000	1,601,475
Royal Caribbean Cruises Ltd.:
6.75%, 3/15/2008	240,000	217,200
8.75%, 2/2/2011	1,500,000	1,485,000
Stagecoach Holdings PLC, 8.625%, 11/15/2009	805,000	766,866
Star Choice Communications, Inc., 13.0%, 12/15/2005	400,000	424,500
Stone Container Corp., 11.5%, 8/15/2006	920,000	993,600
TeleWest Communications PLC, Step-up Coupon, 9.25%, 4/15/2009	2,480,000	892,800
TFM SA de CV:
10.25%, 6/15/2007	1,350,000	1,269,000
Step-up Coupon, 11.75%, 6/15/2009	175,000	160,125
Tyco International Group SA:
5.8%, 8/1/2006	160,000	141,779
6.125%, 11/1/2008	190,000	166,142
6.125%, 1/15/2009	130,000	113,699
Versatel Telecom NV, 13.25%, 5/15/2008	500,000	165,000
Total Foreign Bonds - U.S.$ Denominated (Cost $32,024,800)		21,504,104

U.S. Treasury Obligations 5.4%
U.S. Treasury Bond, 13.875%, 5/15/2011 (Cost $9,132,697)	6,835,000	9,228,050

	Shares	Value ($)
Common Stocks 0.3%
AMF Bowling Worldwide, Inc.*	5,052	142,214
Call-Net Enterprises, Inc. "B"*	8,371	6,195
Capital Pacific Holdings, Inc.*	3,634	15,444
Grove Investors, Inc.*	3,822	13,759
ICG Communications, Inc.*	4,950	59
MEDIQ, Inc.*	442	1,920
Metal Management, Inc.*	44,003	171,612
National Vision, Inc.*	73,874	81,261
Total Common Stocks (Cost $3,048,763)		432,464

Warrants 0.3%
American Banknote Corp.*	720	0
AMF Bowling Worldwide, Inc., Series A*	11,889	107,001
AMF Bowling Worldwide, Inc., Series B*	11,616	84,216
Communication Cellular SA*	2,000	40
DeCrane Aircraft Holdings, Inc.*	1,640	16
Econophone, Inc.*	830	8
Empire Gas Corp.*	1,794	1,794
Grove Investors, Inc.*	2,124	39,932
KMC Telecom Holdings, Inc.*	1,240	12
McLeodUSA, Inc.*	7,371	2,211
Ono Finance PLC*	1,380	173
Republic Technologies International LLC*	1,920	19
Stage Stores, Inc.*	14,444	262,159
Stations Holding Co., Inc.*	5,000	0
UIH Australia Pacific, Inc.*	710	0
Waxman Industries, Inc.*	55,106	551
Total Warrants (Cost $2,454,997)		498,132

Preferred Stocks 0.5%
Sinclair Capital (Cost $850,000)	8,500	881,875

Convertible Preferred Stocks 0.0%
McLeodUSA, Inc.*	3,327	17,467
World Access, Inc. "D"*	502	24,582
Total Convertible Preferred Stocks (Cost $1,318,624)		42,049

	Principal Amount ($)	Value ($)

Convertible Bonds 1.0%
Corning, Inc., 11/8/2015	870,000	415,425
Tower Auto Group, 8/1/2004*	1,380,000	1,264,494
Total Convertible Bonds (Cost $1,698,769)		1,679,919

	Units	Value ($)
Other Investments 0.0%
SpinCycle, Inc.*	29,072	71,039
SpinCycle, Inc. "F"*	204	11
Total Other (Cost $71,051)		71,050

	Principal Amount ($)	Value ($)
Asset Backed 2.3%
Carlyle High Yield Partners, 12.24%, 5/31/2007 (c)	2,000,000	1,900,000
Golden Tree High Yield Opportunities LP "D1", Series 1, 13.054%, 10/31/2007 (c)	2,000,000	1,983,200
Total Asset Backed (Cost $4,000,000)		3,883,200
	Shares	Value ($)
Cash Equivalents 0.0%
Scudder Cash Management QP Trust, 1.86% (b) (Cost $2,219)	2,219	2,219
Total Investment Portfolio - 133.6% (Cost $271,273,822) (a)		228,099,219
Other assets and liabilities, net- (33.6)%		(57,295,299)
Net assets - 100.0%		170,803,920

* Non-income producing security. In case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
(a) The cost for federal income tax purposes was $272,821,636. At May 31, 2002, net unrealized depreciation for all securities based on tax cost was $44,722,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $6,703,550 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $51,425,967.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Asset Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2002 (Unaudited)
Assets
Investments in securities, at value (cost $271,273,822)	$ 228,099,219
Cash	290,777
Receivable for investments sold	6,358,952
Dividends receivable	24,703
Interest receivable	5,508,976
Other assets	152,380
Total assets	240,435,007
Liabilities
Payable for investments purchased	4,302,129
Notes payable	65,000,000
Accrued management fee	117,766
Other accrued expenses and payables	58,812
Total liabilities	69,478,707
Net assets, at value	$ 170,956,300
Net Assets
Net assets consist of: Accumulated distributions in excess of net investment income	(2,429,627)
Net unrealized appreciation (depreciation) on investments	(43,174,603)
Accumulated net realized gain (loss)	(71,823,530)
Paid-in capital	288,384,060
Net assets, at value	$ 170,956,300
Net Asset Value
Net Asset Value per share ($170,956,300 / 30,913,212 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 5.53

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended May 31, 2002 (Unaudited)
Investment Income
Income: Dividends	$ 49,574
Interest	12,767,464
Total Income	12,817,038
Expenses: Management fee	724,653
Services to shareholders	18,113
Custodian fees	6,143
Auditing	20,780
Legal	22,044
Trustees' fees and expenses	15,232
Reports to shareholders	72,241
Interest expense	850,442
Other	58,760
Total expenses, before expense reductions	1,788,408
Expense reductions	(181)
Total expenses, after expense reductions	1,788,227
Net investment income	11,028,811
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(19,460,260)
Futures	(277,374)
(19,737,634)
Net unrealized appreciation (depreciation) during the period on: Investments	17,114,516
Futures	209,339
17,323,855
Net gain (loss) on investment transactions	(2,413,779)
Net increase (decrease) in net assets resulting from operations	$ 8,615,032

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended May 31, 2002 (Unaudited)	Year Ended November 30, 2001
Operations: Net investment income	$ 11,028,811	$ 24,797,230
Net realized gain (loss) on investment transactions	(19,737,634)	(19,958,627)
Net unrealized appreciation (depreciation) on investment transactions during the period	17,323,855	7,177,902
Net increase (decrease) in net assets resulting from operations	8,615,032	12,016,505
Distributions to shareholders from: Net investment income:	(11,559,003)	(26,787,503)
Fund share transactions: Reinvestment of distributions	1,258,568	2,203,300
Net increase (decrease) in net assets from Fund share transactions	1,258,568	2,203,300
Increase (decrease) in net assets	(1,685,403)	(12,567,698)
Net assets at beginning of period	172,641,703	185,209,401
Net assets at end of period (including accumulated distributions in excess of net investment income of $2,429,627 and $1,899,435 respectively)	$ 170,956,300	$ 172,641,703
Other information
Shares outstanding at beginning of period	30,728,893	30,434,489
Shares issued to shareholders in reinvestment of dividends	184,319	294,404
Shares outstanding at end of period	30,913,212	30,728,893

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended May 31, 2002 (Unaudited)
Cash flows from operating activities
Investment income received	$ 11,147,156
Payment of operating expenses	(2,099,979)
Proceeds from sale and maturities of investments	118,321,782
Purchases of investments	(114,713,547)
Cash provided by operating activities	12,655,412
Cash flows from financing activities
Distributions paid (net of reinvestment of dividends)	(12,374,635)
Cash provided by financing activities	(12,374,635)
Increase in cash	280,777
Cash at beginning of period	10,000
Cash at end of period	$ 290,777
Reconciliation of net increase in net assets from operations to cash provided by operating activities
Net increase in net assets resulting from operations	$ 8,462,652
Net decrease in investments	9,887,198
Decrease in dividends and interest receivable	145,405
Increase in receivable for investments sold	(5,132,762)
Decrease in payable for investments purchased	(518,021)
Decrease in interest payable	(100,197)
Decrease in accrued expenses and payables	(88,863)
Cash provided by operating activities	$ 12,655,412

Financial Highlights

Years Ended November 30,	2002[a,e]	2001	2000	1999	1998	1997
Selected Per Share Data
Net asset value, beginning of period	$ 5.62	$ 6.09	$ 7.89	$ 8.94	$ 9.44	$ 9.20
Income (loss) from investment operations:
Net investment income	.36[b]	.81[b]	.90[b]	.95[b]	.92	.91
Net realized and unrealized gain (loss) on investment transactions	(.07)	(.40)	(1.73)	(.96)	(.52)	.23
Total from investment operations	.29	.41	(.83)	(.01)	.40	1.14
Less distributions from: Net investment income	(.38)	(.88)	(.97)	(.92)	(.90)	(.90)
Dilution resulting from the rights offering at market value	-	-	-	(.12)	-	-
Net asset value, end of period	$ 5.53	$ 5.62	$ 6.09	$ 7.89	$ 8.94	$ 9.44
Market value, end of period	$ 7.19	$ 7.42	$ 7.19	$ 8.63	$ 9.88	$ 10.19
Total Return
Based on net asset value (%)[c]	3.73**	3.86	(12.57)	(1.86)[d]	4.38	12.99
Based on market value (%)[c]	2.15**	16.00	(5.45)	(2.87)[d]	6.50	11.98
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	171	173	185	237	214	223
Ratio of expenses excluding interest expense (%)	1.10*	1.10	1.07	1.28	.99	1.01
Ratio of expenses before expense reductions (%)	2.10*	2.78	2.74	2.32	1.55	1.56
Ratio of expenses after expense reductions (%)	2.10*	2.78	2.73	2.32	1.55	1.56
Ratio of net investment income (loss) (%)	12.94*	13.31	12.32	11.21	10.01	9.84
Portfolio turnover rate (%)	101*	47	65	45	83	79
Total debt outstanding at end of period ($ thousands)	65,000	65,000	50,000	55,000	20,000	20,000
Asset coverage per $1,000 of debt	3,624	3,656	4,704	5,315	11,700	12,100

[a] For the six months ended May 31, 2002 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of dividends. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.
[d] During the year ended November 30, 1999, the Fund issued 5,885,381 shares in connection with a rights offering of the Fund's shares. Without the effect of the dilution, total return for the net asset value and the market value would have been .51% and (1.50)%, respectively.
[e] As required, effective December 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. In addition, paydowns on mortgage backed securities which were included in realized gain/loss on investment transactions prior to December 1, 2001 are included as interest income. The effect of these changes for the six months ended May 31, 2002 was to decrease net investment income by $.02, increase net realized and unrealized gain (loss) per share by $.02, and decrease the ratio for net investment income to average net assets from 13.38% to 12.76%. Per share data and ratios for periods prior to December 1, 2001 have not been restated to reflect this change in presentation.
* Annualized ** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder High Income Trust (the ``Fund'') is registered under the Investment Company Act of 1940, as amended (the ``1940 Act''), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Options. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised. The Fund may enter into option contracts in order to hedge against potential adverse price movements in the value of portfolio assets; as a temporary substitute for selling selected investments; to lock in the purchase price of a security or currency which it expects to purchase in the near future; as a temporary substitute for purchasing selected investments; and to enhance potential gain.

The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund may enter into futures contracts as a hedge against anticipated interest rate, currency or equity market changes, and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At November 30, 2001, the Fund had a net tax basis capital loss carryforward of approximately $48,202,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2002 ($8,767,000), November 30, 2003 ($5,908,000), November 30, 2005 ($152,000), November 30, 2007 ($3,509,000), November 30, 2008 ($9,086,000) and November 30, 2009 ($20,780,000), the expiration dates, whichever occurs first.

In addition, from November 1, 2001 through November 30, 2001 the Fund incurred approximately $2,364,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended November 30, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Included in distributions from net investment income, for the year ended November 30, 2001, are $1,899,435 or $0.06 per share which represent distributions in excess of net investment income. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in its custodian bank at May 31, 2002. Significant non-cash activity from market discount accretion has been excluded from the Statement of Cash Flows.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Other Considerations. The Fund invests a substantial portion of its assets in high-yield bonds. These bonds ordinarily are in the lower rating categories of recognized rating agencies or are non-rated, and thus involve more risk than higher rated bonds.

B. Purchases and Sales of Securities

During the six months ended May 31, 2002, purchases and sales of investment securities (excluding short-term instruments and direct U.S. government obligations) aggregated $78,976,642 and $80,857,534, respectively. Purchases and sales of direct U.S. government obligations aggregated $37,085,273 and $42,597,010, respectively.

C. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreements with ZSI were terminated and DeIM became the investment advisor for the Fund. The Investment Management Agreement (the "Management Agreement") is the same in all material respects as the corresponding previous Management Agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.85% of the first $250,000,000 of the Fund's average weekly net assets and 0.75% of such net assets in excess of $250,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended May 31, 2002, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.85% of the Fund's average daily net assets.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. The amount charged to the Fund by SISC aggregated $10,046, of which $4,670 is unpaid at May 31, 2002.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), formerly Zurich Scudder Cash Management QP Trust, and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended May 31, 2002, totaled $15,074 and are reflected as interest income on the Statement of Operations.

D. Borrowings

The notes payable represents a loan of $65,000,000 from Barton Capital Corporation at May 31, 2002. The note bears interest at the commercial paper rate plus dealer fees (1.8604% at May 31, 2002) which is payable at maturity. A commitment fee is charged to the Fund and is included with interest expense on the Statement of Operations. An arrangement fee incurred by the Fund in connection with its loan was deferred and is being amortized on a straight-line basis over a three-year period. The loan amounts and rates are reset periodically under a revolving credit agreement obtained by the Fund in an amount not to exceed $65,000,000 at any one time and which is renewable annually until May 28, 2005.

Prior to May 31, 2002, the Fund was party to a credit facility with Bank of America and State Street Bank and Trust Company, the amount of which was not to exceed $105,000,000 at any one time. Loans under this facility bore interest at the 5 month LIBOR plus 0.45% which was payable at maturity.

The weighted average outstanding daily balance of all loans (based on the number of days the loans were outstanding) during the six months ended May 31, 2002 was $65,000,000 with a weighted average interest rate of 2.40%.

E. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2002, the Fund's custodian and transfer agent fees were reduced by $181 and none, respectively, under these arrangements.

F. Change in Accounting Principle

As required, effective December 1, 2001 the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to December 1, 2001, the Fund did not amortize premiums on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the Fund, but resulted in a $1,291,030 reduction in cost of securities and a corresponding $1,291,030 decrease in net unrealized depreciation, based on securities held by Scudder High Income Trust on December 1, 2001.

The effect of this change for the six months ended May 31, 2002, was to decrease net investment income by $527,854; increase net unrealized depreciation by $208,739, increase net realized gains by $736,593. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Dividend Reinvestment Plan

A. Participation

We invite you to review the description of the Dividend Reinvestment and Cash Purchase Plan (the "Plan") which is available to you as a shareholder of Scudder High Income Trust (the "Fund"). If you wish to participate and your shares are held in your own name, simply contact Scudder Investments Service Company, whose address and phone number are provided in Paragraph D for the appropriate form. If your shares are held in the name of a brokerage firm, bank, or other nominee, you must instruct that nominee to re-register your shares in your name so that you may participate in the Plan, unless your nominee has made the Plan available on shares held by them. Shareholders who so elect will be deemed to have appointed United Missouri Bank, N.A. ("UMB") as their agent and as agent for the Fund under the Plan.

B. Dividend Investment Account

The Fund's transfer agent and dividend disbursing agent or its delegate ("Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. Agent will credit to the Account of each participant funds it receives from the following sources: (a) cash dividends and capital gains distributions paid on shares of beneficial interest (the "Shares") of the Fund registered in the participant's name on the books of the Fund; (b) cash dividends and capital gains distributions paid on Shares registered in the name of Agent but credited to the participant's Account; and (c) voluntary cash contributions made pursuant to Paragraph E hereof. Sources described in clauses (a) and (b) of the preceding sentence are hereinafter called "Distributions."

C. Investment of Distribution Funds Held in Each Account

If on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share (according to the evaluation most recently made on Shares of the Fund), funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). UMB will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that UMB is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to UMB Shares valued at net asset value per Share (according to the evaluation most recently made on Shares of the Fund) in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the fund will issue on the Payment Date, Shares valued at net asset value per Share on the Record Date to Agent in the aggregate amount of the funds credited to the participants' accounts. All cash contributions to a participant's Account made pursuant to Paragraph E hereof will be invested in Shares purchased in the open market.

D. Additional Information

Address all notices, correspondence, questions, or other communication regarding the Plan to:

Scudder Investments Service Company
P.O. Box 219066
Kansas City, Missouri
64121-7194
1-800-294-4366

E. Voluntary Cash Contributions

A participant may from time to time make voluntary cash contributions to his Account by sending to Agent a check or money order, payable to Agent, in a minimum amount of $100 with appropriate accompanying instructions. (No more than $500 may be contributed per month.) Agent will inform UMB of the total funds available for the purchase of Shares and UMB will use the funds to purchase additional Shares for the participant's account the earlier of: (a) when it next purchases Shares as a result of a Distribution or (b) on or shortly after the first day of each month and in no event more than thirty days after such date except when temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of Federal securities laws. Cash contributions received more than fifteen calendar days or less than five calendar days prior to a Payment Date will be returned uninvested. Interest will not be paid on any uninvested cash contributions. Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata brokerage commissions.

F. Adjustment of Purchase Price

The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

G. Determination of Purchase Price

The cost of Shares and fractional Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions as described in Paragraph H hereof, of the Shares acquired by UMB in connection with that Purchase. Shareholders will receive a confirmation showing the average cost and number of Shares acquired as soon as practicable after Agent has received or UMB has purchased Shares. Agent may mingle the cash in a participant's account with similar funds of other participants of the fund for whom UMB acts as agent under the Plan.

H. Brokerage Charges

There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to UMB's open market purchases in connection with the reinvestment of Distributions as well as from voluntary cash contributions. With respect to purchases from voluntary cash contributions, UMB will charge a pro rata share of the brokerage commissions. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan can be expected to be less than the usual brokerage charges for such transactions, as UMB will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

I. Service Charges

There is no service charge by Agent or UMB to shareholders who participate in the Plan other than service charges specified in Paragraphs E and M hereof. However, the Fund reserves the right to amend the Plan in the future to include a service charge.

J. Transfer of Shares Held by Agent

Agent will maintain the participant's Account, hold the additional Shares acquired through the Plan in safekeeping and furnish the participant with written confirmation of all transactions in the Account. Shares in the account are transferable upon proper written instructions to Agent. Upon request to Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

K. Shares Not Held in Shareholder's Name

Beneficial owners of Shares which are held in the name of a broker or nominee will not be automatically included in the Plan and will receive all distributions in cash. Such shareholders should contact the broker or nominee in whose name their Shares are held to determine whether and how they may participate in the Plan.

L. Amendments

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, including provisions with respect to any Distribution paid subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution.

M. Withdrawal From Plan

Shareholders may withdraw from the Plan at any time by giving Agent a written notice. If the proceeds are $25,000 or less and the proceeds are to be payable to the shareholder of record and mailed to the address of record, a signature guarantee normally will not be required for notices by individual account owners (including joint account owners), otherwise a signature guarantee will be required. In addition, if the certificate is to be sent to anyone other than the registered owner(s) at the address of record, a signature guarantee will be required on the notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Agent provided the notice is received by the Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated in accordance with Paragraph L hereof, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or if a Participant so desires, Agent will modify UMB to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

N. Tax Implications

Shareholders will receive tax information annually, for personal records and to assist in preparation of Federal income tax returns. If Shares are purchased at a discount, the amount of the discount is considered taxable income and is added to the cost basis of the purchased shares.

O. Amendment of the Plan

Effective June 1, 2002 the Plan for the fund has been amended to provide that United Missouri Bank ("UMB") will act as the Plan Agent for each stockholder of the fund who participates in the Voluntary Cash Purchase Program and Dividend Reinvestment Plan. If you are a plan participant, a copy of the amended plan is enclosed. Scudder Investments Service Company, the fund's Transfer Agent, will continue to provide record keeping services for participants in the Plan. If you would like a copy of the Plan, please call the Transfer Agent at 800-294-4366.

Shareholder Meeting Results

A Special Meeting of Shareholders of Scudder High Income Trust (the "fund") was held on March 28, 2002, at the office of Deutsche Investment Management Americas Inc. (formerly Zurich Scudder Investments, Inc.), Two International Place, Boston, Massachusetts. At the meeting, the following matters were voted upon by the shareholders:

1. To elect twelve Trustees to the Board of Trustees of the fund:

	Number of Votes:
	For	Withheld
John W. Ballantine	25,923,573	596,624
Lewis A. Burnham	25,871,149	649,048
Mark S. Casady	25,890,586	629,612
Linda C. Coughlin	25,914,474	605,723
Donald L. Dunaway	25,912,573	607,624
James R. Edgar	25,904,128	616,069
Robert B. Hoffman	25,917,931	602,266
Shirley D. Peterson	25,915,446	604,751
Fred B. Renwick	25,895,998	624,199
William P. Sommers	25,870,382	649,815
William F. Glavin	25,914,927	605,270
John G. Weithers	25,892,445	627,752

2. To approve a new investment management agreement for the fund with Deutsche Investment Management Americas Inc.

Affirmative	Against	Abstain
25,552,919	610,391	372,254

3. To ratify the selection of Ernst & Young LLP as the independent auditors for the fund for the current fiscal year.

Affirmative	Against	Abstain
26,004,945	274,038	256,582

Investment Products and Services

Scudder Funds
Core
Scudder Blue Chip Fund
Scudder Focus Value+Growth Fund
Scudder Growth and Income Fund
Scudder S&P 500 Stock Fund
Scudder Select 500 Fund
Scudder Small Company Stock Fund
Scudder Target 2012 Fund
Scudder Total Return Fund
Growth
Scudder 21st Century Growth Fund
Scudder Aggressive Growth Fund
Scudder Capital Growth Fund
Scudder Dynamic Growth Fund
Scudder Growth Fund
Scudder Large Company Growth Fund
Scudder Select 1000 Growth Fund
Value
Scudder Contrarian Fund
Scudder-Dreman High Return Equity Fund
Scudder-Dreman Small Cap Value Fund
Scudder Large Company Value Fund
Sector
Scudder-Dreman Financial Services Fund
Scudder Gold & Precious Metals Fund
Scudder Health Care Fund
Scudder Technology Fund
Scudder Technology Innovation Fund
Asset Allocation
Scudder Pathway Conservative Portfolio
Scudder Pathway Moderate Portfolio
Scudder Pathway Growth Portfolio
Global/International
Scudder Emerging Markets Growth Fund
Scudder Emerging Markets Income Fund
Scudder Global Fund
Scudder Global Bond Fund
Scudder Global Discovery Fund
Scudder Greater Europe Growth Fund
Scudder International Fund
Scudder Latin America Fund
Scudder New Europe Fund
Scudder Pacific Opportunities Fund
The Japan Fund, Inc.
Income
Scudder Cash Reserves Fund
Scudder Floating Rate Fund
Scudder High-Yield Fund
Scudder High-Yield Opportunity Fund
Scudder Income Fund
Scudder Short-Term Bond Fund
Scudder Strategic Income Fund
Scudder U.S. Government Securities Fund
Tax-Free Income
Scudder California Tax-Free Income Fund
Scudder Florida Tax-Free Income Fund
Scudder High-Yield Tax-Free Fund
Scudder Managed Municipal Bonds
Scudder Massachusetts Tax-Free Fund
Scudder Medium-Term Tax-Free Fund
Scudder New York Tax-Free Income Fund

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Education IRA UGMA/UTMA IRA for Minors
Closed-End Funds
The Brazil Fund, Inc.
The Korea Fund, Inc.
Montgomery Street Income Securities, Inc.
Scudder Global High Income Fund, Inc.
Scudder New Asia Fund, Inc.
Scudder High Income Trust
Scudder Intermediate Government Trust
Scudder Multi-Market Income Trust
Scudder Municipal Income Trust
Scudder Strategic Income Trust
Scudder Strategic Municipal Income Trust
The Germany Fund
The New Germany Fund
The Central European Equity Fund

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Legal Counsel

Vedder, Price, Kaufman & Kammholz

222 North LaSalle Street Chicago, IL 60601
Shareholder Service Agent and Transfer Agent

Scudder Investments Service Company

P.O. Box 219151 Kansas City, MO 64121
Custodian

State Street Bank and Trust Company

225 Franklin Street Boston, MA 02110
Independent Auditors

Ernst & Young LLP

200 Clarendon Street Boston, MA 02116

Privacy Statement

This privacy statement is issued by Deutsche Investment Management Americas Inc., its affiliates Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company, and each of the funds managed or advised by Scudder. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by Scudder.

Questions on this policy may be sent to:
Scudder Investments, Attention: Correspondence - Chicago,
P.O. Box 219415, Kansas City, MO 64121-9415.

Notes